 SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	September 14, 2005

Deerfield Triarc Capital Corp.
(Exact name of Registrant as specified in charter)
Maryland	1-32551	20-2008622
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)
8700 West Bryn Mawr Avenue, 12th Floor, Chicago, Illinois		60631
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code	(773) 380-1600
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events

Item 8.01. Other Events.

In order to assist Deerfield Triarc Capital Corp. (the “Company”) in complying with the limitations on the concentration of ownership of REIT shares imposed by the Internal Revenue Code, the Company’s charter generally prohibits any stockholder from beneficially or constructively owning, after applying certain attribution rules under the Internal Revenue Code, more than 4.1% in value or in number of shares, whichever is more restrictive, of any class or series of the Company’s capital stock, other than Ross Financial Corporation, which was initially permitted to own no more than 32.46% in value or in number of shares, whichever is more restrictive, of the Company’s common stock, and W.A. Dart Foundation, which is under common control with Ross Financial Corporation and was initially permitted to own no more than 5.05% in value or in number of shares, whichever is more restrictive, of the Company’s common stock. The Company’s board of directors may, in its sole discretion, waive the 4.1% ownership limit with respect to a particular stockholder if it is presented with evidence satisfactory to it that such ownership will not then or in the future jeopardize the Company’s qualification as a REIT. The Company’s board of directors has waived the 4.1% limit with respect to Triarc Companies, Inc. (“Triarc”) and its affiliates (including its indirect subsidiary and the Company’s manager, Deerfield Capital Management LLC (“Deerfield Capital”)) and Deutsche Bank AG. The special ownership limits for Ross Financial Corporation and W.A. Dart Foundation and the ownership limit waiver for Deutsche Bank AG were granted to facilitate the closing of the Company’s December 2004 private offering. The Company granted the ownership limit waiver to Triarc and its affiliates so the Company could provide incentive compensation to Deerfield Capital in the form of restricted stock and stock options and could compensate Deerfield Capital under the Company’s management agreement with Deerfield Capital with common stock without causing Triarc and its affiliates to violate the 4.1% ownership limit. The Company’s board has the discretion to decrease the ownership limits for Ross Financial Corporation and W.A. Dart Foundation and to increase the ownership limits for the Company’s other investors if Ross Financial Corporation or W.A. Dart Foundation own less than a specified percentage of the Company’s common stock. Since Ross Financial Corporation and W.A. Dart Foundation owned less than the specified percentage following the Company’s June 2005 initial public offering, on September 14, 2005, the Company’s board decreased the ownership limit for Ross Financial Corporation to 18.50% and increased the ownership limits for the Company’s other stockholders from 4.1% to 7.70%.

Section 9 — Financial Statements and Exhibits

Item 9.01. Financial Statement and Exhibits.

(c)	Exhibits.
4.2

Resolutions of the Board of Directors of Deerfield Triarc Capital Corp. approving the increase of the 4.1% stock ownership limit and decrease of the 32.46% excepted holder limit for Ross Financial Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 19, 2005

DEERFIELD TRIARC CAPITAL CORP.

By:	/s/ Robert E. Armour
Robert E. Armour Senior Vice President, Chief Financial Officer and Treasurer

Exhibit Index

Exhibit No.	Description

4.2

Resolutions of the Board of Directors of Deerfield Triarc Capital Corp. approving the increase of the 4.1% stock ownership limit and decrease of the 32.46% excepted holder limit for Ross Financial Corporation.